Exhibit 10.01

CONFORMED COPY

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of April 14, 2005 among MBIA INC. (“Parent”), a Connecticut corporation, MBIA INSURANCE CORPORATION (“Corp.”), a New York stock insurance corporation, the Designated Borrowers party to the Credit Agreement referred to below, the undersigned lenders party to the Credit Agreement (each, a “Continuing Lender” and, collectively, the “Continuing Lenders”), each lender that shall become a “Lender” under the Credit Agreement upon the effectiveness of this Amendment (each, a “New Lender” and, collectively, the “New Lenders”) and BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

W I T N E S S E T H :

WHEREAS, Parent, Corp., the Designated Borrowers, the Lenders and the Administrative Agent are party to a Second Amended and Restated Credit Agreement, dated as of August 28, 1998 and amended and restated as of April 19, 2002 and further amended and restated as of April 16, 2003 (as same has been further amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A. Amendments

1. The Credit Agreement is hereby amended by deleting the first paragraph thereof in its entirety and inserting the following paragraph in lieu thereof:

“SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 28, 1998 and amended and restated as of April 19, 2002 and further amended and restated as of April 16, 2003 among MBIA INC. (“Parent”), a Connecticut corporation, MBIA INSURANCE CORPORATION (“Corp.”), a New York stock insurance corporation, one or more Designated Borrowers (as hereinafter defined) from time to time party hereto, the lenders from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, together with any successor Administrative Agent, the “Administrative Agent”), BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with any successor Syndication Agent, the “Syndication Agent”) and KEYBANK NATIONAL ASSOCIATION, JPMORGAN CHASE BANK and THE BANK OF NEW YORK as Co-Documentation Agents (in such capacity, together with any successor Co-Documentation Agents, the “Co-Documentation Agents”). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 9 are used herein as so defined.”

2. Section 1.15 of the Credit Agreement is hereby amended by deleting the text “Restatement Effective Date” and inserting the text “Second Amendment Effective Date” in lieu thereof.

3. Section 5.04(a) of the Credit Agreement is hereby further amended by deleting the text “December 31, 2002” and inserting the text “December 31, 2004” in lieu thereof.

4. Section 5.04(b) of the Credit Agreement is hereby further amended by deleting the text “December 31, 2002” and inserting the text “December 31, 2004” in lieu thereof.

5. Section 5.07 of the Credit Agreement is hereby further amended by deleting the text “December 31, 2002” and inserting the text “December 31, 2004” in lieu thereof.

6. Section 7.08 of the Credit Agreement is hereby amended by deleting the text “$2,500,000,000” and inserting the text “$2,800,000,000” in lieu thereof.

7. Section 9 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and inserting the following new definition of “Applicable Margin” in lieu thereof:

“Applicable Margin” shall mean, as of any date, with respect to (i) any Eurodollar Loan, Base Rate Loan, or Swingline Loan, a percentage per annum set forth below under the caption “Eurodollar Rate”, “Base Rate” or “Swing Rate”, as applicable, determined, in each case, by reference to (x) for Revolving Loans and Swingline Loans incurred by Parent, the Applicable Public Rating in effect on such date as set forth below under the caption “Parent’s Public Rating S&P/Moody’s” and (y) for Revolving Loans and Swingline Loans incurred by Corp. or a Designated Borrower, the Applicable Public Rating in effect on such date as set forth below under the caption “Corp’s Public Rating S&P/Moody’s” and (ii) any Facility Fee, the Applicable Margin per annum set forth below under the caption “Facility Fee” determined, in each case, by reference to the lower of Parent’s and Corp.’s Applicable Public Rating in effect on such date as set forth below under the captions “Parent’s Public Rating S&P/Moody’s” and “Corp’s Public Rating S&P/Moody’s” respectively:

Parent’s Public Rating S&P/Moody’s	Corp’s Public Rating S&P/Moody’s	Eurodollar Rate	Base Rate	Swing Rate	Facility Fee
Level 1 AA/Aa2 or above	Level 1 AAA/Aaa	0.17%	0%	0.17%	0.08%

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Parent’s Public Rating S&P/Moody’s	Corp’s Public Rating S&P/Moody’s	Eurodollar Rate	Base Rate	Swing Rate	Facility Fee
Level 2 AA-/Aa3 or lower, but does not constitute Level 3 or 4	Level 2 AA+/Aa1 or lower, but does not constitute Level 3 or 4	0.21%	0%	0.21%	0.09%
Level 3 A+/ A1 or lower, but does not constitute Level 4	Level 3 AA/Aa2 or lower, but does not constitute Level 4	0.30%	0%	0.30%	0.10%
Level 4 A-/A3 or lower	Level 4 A+/A1 or lower	0.45%	0%	0.45%	0.15%

provided that, (A) notwithstanding anything to the contrary set forth in the grid above (and notwithstanding the Applicable Public Rating at the time), upon the occurrence and during the continuance of any Event of Default, the Applicable Margin shall be the rate described above in Level 4; (B) for purposes of the foregoing, in the event of a split in the Applicable Public Rating from Moody’s and S&P, the applicable level shall be (1) the lower of such ratings in the event such ratings are one level apart, (2) the midpoint (if any) of such levels in the event such ratings are two or more levels apart and (3) the lower of the two intermediate ratings in the event there is no midpoint rating; (C) if at any time Parent or Corp., as the case may be, does not have an Applicable Public Rating with either Moody’s or S&P (other than by reason of the circumstances referred to in the last sentence of this definition), the Applicable Margin as set forth in Level 4 will apply; (D) if at any time either Moody’s or S&P shall not have in effect an Applicable Public Rating, the Applicable Margin shall be determined solely by the Applicable Public Rating established by the rating agency that does have an Applicable Public Rating then in effect; and (E) if at any time the Applicable Public Ratings established or deemed to have been established by Moody’s and S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of providing the Applicable Public Rating, Parent (on its own behalf and/or on behalf of Corp.) and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

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8. Section 9 of the Credit Agreement is hereby further amended by deleting the definition of “Final Maturity Date” in its entirety and inserting the following new definition of “Final Maturity Date” in lieu thereof:

“Final Maturity Date” shall mean April 14, 2010, or such later date to which the Final Maturity Date shall have been extended pursuant to Section 1.15.

9. Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definition of “Documentation Agent” and (ii) adding the following definitions in such Section in its appropriate alphabetical order:

“Co-Documentation Agents” shall have the meaning provided in the first paragraph of this Agreement

“Second Amendment Effective Date” means the date upon which the Second Amendment to this Agreement, dated April 14, 2005 becomes effective in accordance with its terms.

10. Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the text “KeyBank National Association” appearing in said Section and inserting the text “Bank of America, N.A.” in lieu thereof and (ii) deleting the text “The Bank of New York as Documentation Agent” appearing in said Section and inserting the text “KeyBank National Association, JPMorgan Chase Bank and The Bank of New York as Co-Documentation Agents” in lieu thereof.

11. Section 10.09(d) of the Credit Agreement is hereby amended by deleting the text “the Documentation Agent” and inserting the text “any Co-Documentation Agent” in lieu thereof.

12. Section 10.10 of the Credit Agreement is hereby amended by (i) deleting the text “Documentation Agent” appearing in the heading of said Section and inserting the text “Co-Documentation Agents” in lieu thereof and (ii) deleting the text “the Documentation Agent” appearing in said Section and inserting the text “any Co-Documentation Agent” in lieu thereof.

13. The Credit Agreement is hereby further amended by deleting Annex I to the Credit Agreement in its entirety and replacing it with Annex I attached hereto.

14. The Credit Agreement is hereby further Amended by deleting Annex II to the Credit Agreement in its entirety and replacing it with Annex II attached hereto.

15. The Credit Agreement is hereby further amended by deleting the cover page of the Credit Agreement in its entirety and replacing it with Annex III attached hereto.

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B. Miscellaneous Provisions

1. In order to induce the Lenders to enter into this Amendment, each of Parent and Corp. hereby represents and warrants that (i) the representations and warranties of each of Parent and Corp. contained in the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) after giving effect to this Amendment and (ii) as of the date hereof, there exists no Default or Event of Default under the Credit Agreement after giving effect to this Amendment.

2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when (i) each Borrower, each Continuing Lender and each New Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent, (ii) there shall have been delivered to the Administrative Agent for the account of each Lender requesting the same, the appropriate Notes, in each case, executed by Parent and Corp., as applicable, and in each case in the amount, maturity and as otherwise provided in the Credit Agreement, (iii) (x) all accrued and unpaid interest on all Loans of each Lender that is neither a Continuing Lender nor a New Lender (each such Lender, a “Non-Continuing Lender” and, collectively, the “Non-Continuing Lenders”) shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), (y) all fees, costs and expenses owing to each Non-Continuing Lender under the Credit Agreement shall have been paid in full and (z) the principal of all outstanding Loans of each Non-Continuing Lender shall have been repaid in full, (iv) the Borrowers shall have, or shall have caused to be, paid to each Continuing Lender and each New Lender which executes and delivers (including by way of telecopier) to the Administrative Agent a counterpart of this Amendment, an upfront fee equal to 0.02% of such Lender’s Commitments, as in effect on the Second Amendment Effective Date after giving effect to this Amendment and (v) on the Second Amendment Effective Date, the Borrowers shall have, or shall have caused to be, paid in full to the Administrative Agent all costs, expenses (including, without limitation, all reasonable legal fees and expenses) payable to the Administrative Agent, in each case, to the extent then due.

5. The parties hereby agree that on the Second Amendment Effective Date (i) each New Lender shall be a “Lender” under, and as defined in, the Credit Agreement and be bound by the terms thereof as a Lender and (ii) the Commitment of each Non-Continuing Lender (as in effect immediately prior to the Second Amendment Effective Date) shall be terminated and such Non-Continuing Lender shall cease for all purposes (other than with respect to indemnities contained in the Credit Documents which survive such termination) to constitute a Lender.

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6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

MBIA INC.

By:	/s/ Joseph Sevely
Title:	Treasurer

MBIA INSURANCE CORPORATION

By:	/s/ Joseph Sevely
Title:	Treasurer

BARCLAYS BANK PLC,
Individually and as Administrative Agent

By:	/s/ Allison A. McGuigan
Title:	Associate Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Mary K. Young
Title:	Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

THE BANK OF NEW YORK

By:	/s/ Sreecaran Ganesan
Title:	Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lawrence Palumbo, Jr.
Title:	Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ David Hummer
Title:	Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robert C. Meyer
Title:	Senior Vice President

By:	/s/ Beth McGinnis
Title:	Senior Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

BANK OF AMERICA, NA

By:	/s/ Shelly K. Harper
Title:	Senior Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ruth Leung
Title:	Director

By:	/s/ Clinton Johnson
Title:	Managing Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

NORDDEUTSCHE LANDESBANK GIROZENTRALE

NEW YORK BRANCH and/or CAYMAN ISLANDS BRANCH

By:	/s/ Stephanie Finnen
Title:	Vice President

By:	/s/ Josef Haas
Title:	Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE SECOND AMENDED
AND RESTATED MULTI-YEAR CREDIT
AGREEMENT, DATED AS OF APRIL 14, 2005,
AMONG MBIA INC., MBIA INSURANCE
CORPORATION, THE LENDERS FROM TIME
TO TIME PARTY THERETO, BARCLAYS BANK
PLC, AS ADMINISTRATIVE AGENT

CAJA MADRID

CAJA MADRID MIAMI AGENCY

By:	/s/ José Cueto
Title:	Deputy General Manager

By:	/s/ Pablo Hernandez
Title:	Head of IFI’s

ANNEX I

COMMITMENTS

Lender	Commitment
Barclays Bank PLC	$80,000,000
Bank of America, N.A.	$80,000,000
KeyBank National Association	$75,000,000
JPMorgan Chase Bank	$65,000,000
The Bank of New York	$65,000,000
Deutsche Bank AG New York Branch and/or Cayman Islands Branch	$30,000,000
National Australia Bank Limited	$30,000,000
Caja Madrid	$25,000,000
Norddeutsche Landesbank Girozentrale New York Branch and/or Cayman Islands Branch	$25,000,000
Wells Fargo Bank, National Association	$25,000,000
Total:	$500,000,000

ANNEX II

LENDER ADDRESSES

Barclays Bank PLC	200 Park Avenue New York, NY 10166 Attn: Alison McGuigan Tel: (212) 412-7672 Fax: (212) 412-5610 e-mail: alison.mcguigan@barcap.com

KeyBank National Association	127 Public Square, 6th Floor Cleveland, OH 44114 Attn: Mary K. Young Tel: (216) 689-4443 Fax: (216) 689-4981 e-mail: mary_k_young@keybank.com

The Bank of New York	One Wall Street New York, NY 10286 Attn: David Trick Tel: (212) 635-1064 Fax: (212) 809-9520 e-mail: dtrick@bankofny.com

JPMorgan Chase	270 Park Avenue New York, NY 10017 Attn: Lawrence Palumbo Tel: (212) 270-7525 Fax: (212) 270-1511 e-mail: lawrence.palumbo@jpmorgan.com

National Australia Bank Limited, New York Branch ACN 004044937	200 Park Avenue, Floor 34 New York, NY 10166 Attn: Mike McHugh Tel: (212) 916-9559 Fax: (212) 983-1969 e-mail: mmchugh@nabny.com

Wells Fargo Bank, N.A.	230 W. Monroe Street, Suite 2900 Chicago, IL 60606 Attn: Robert Meyer Tel: (312) 345-8623 Fax: (312) 845-6606 e-mail: meyerrc@wellsfargo.com

Bank of America, N.A.	NY1-301-21-01 9 West 57th Street New York, NY 10019 Attn: Anson Harris Tel: (212) 847-5829 Fax: (212) 847-6994 e-mail: anson.t.harris@bofasecurities.com with a copy to:

901 Main Street, 66th Floor Dallas, TX 75201 Attn: Jim Miller Tel: (214) 209-0559 Fax: (214) 209-3742 e-mail: jim.v.miller@bankofamerica.com

Deutsche Bank AG, New York Branch	31 West 52nd Street, 23rd Floor New York, NY 10019 Attn: Ruth Leung Tel: (212) 469-8650 Fax: (212) 469-8366 e-mail: ruth.leung@db.com

Norddeutsche Landesbank Girozentrale, New York Branch and/or Cayman Islands Branch	1114 Avenue of the Americas New York, NY 10036 Attn: Stephanie Finnen Tel: (212) 812-6806 Fax: (212) 812-6860 e-mail: stephanie.finnen@nordlb.com

Caja Madrid	Caja Madrid Miami Agency 701 Brickell Avenue, Suite 2000 Miami, FL 33131 Attn: Pablo Hernandez Tel: (305) 371-3833 Fax: (305) 371-4243 e-mail: jhernanm@cajamadrid.es

ANNEX III

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

among

MBIA INC.,

MBIA INSURANCE CORPORATION,

VARIOUS DESIGNATED BORROWERS,

VARIOUS LENDING INSTITUTIONS,

BANK OF AMERICA, N.A.,

AS SYNDICATION AGENT,

KEYBANK NATIONAL ASSOCIATION,

JPMORGAN CHASE BANK,

and

THE BANK OF NEW YORK,

AS CO-DOCUMENTATION AGENTS

AND

BARCLAYS BANK PLC,

AS ADMINISTRATIVE AGENT

Dated as of August 28, 1998

and

amended and restated as of April 19, 2002

and

further amended and restated as of April 16, 2003

BARCLAYS CAPITAL, AS JOINT LEAD ARRANGER AND SOLE BOOKRUNNER	BANC OF AMERICA SECURITIES LLC, AS JOINT LEAD ARRANGER